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                                                                   EXHIBIT 10.73



THE RIGHTS OF THE HOLDER OF THIS LINE OF CREDIT NOTE ARE SUBJECT AND SUBORDINATE TO THE OBLIGATIONS OF THE MAKER OR OBLIGOR TO COMERICA BANK OR ITS SUCCESSORS OR ASSIGNS (THE "SENIOR LENDER") PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF FEBRUARY 7, 2001 BY AND AMONG THE SENIOR LENDER, JPE, INC., A MICHIGAN CORPORATION AND ASC, INC., A MICHIGAN CORPORATION.

                          REVOLVING LINE OF CREDIT NOTE


$3,000,000                                                   Southgate, Michigan
                                                                February 7, 2001

         FOR VALUE RECEIVED, the undersigned promises to pay on demand to the order of ASC, INC., a Michigan corporation ("Lender"), or order, at its office located at One Heritage Place, Suite 400, Southgate, Michigan 48195, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of $3,000,000, or so much of such sum as has been advanced and is outstanding, plus accrued but unpaid interest thereon as specified below.

         The undersigned promises to pay plus interest calculated as the sum of Lender's aggregate cost of borrowing such Principal including, without limitation, (a) Lender's actual cost or interest incurred with respect to such Principal and (b) any incremental cost to Lender arising from or caused by such Principal (the "Note Rate"). Such Note Rate shall apply until demand or maturity, whether by acceleration or otherwise, and at the rate of 3% per annum above the Note Rate on overdue principal from the date when due until paid; provided that the Note Rate may be adjusted to any legal rate including fair market value upon the mutual agreement of the parties. Notwithstanding the foregoing, Lender and Borrower hereby agree and acknowledge that the Note Rate shall equal or exceed the applicable federal rate.

         If any payment is not received by Lender within fifteen days after its due date, Lender may assess and the undersigned agrees to pay a late fee equal to five percent of the past due amount. Payment of this late fee in no way waives any default due to the undersigned's failure to make timely payments on this Note.

         Principal of and interest on this Line of Credit Note ("Note") is payable in lawful money of the United States of America. The undersigned agrees to pay all costs of collection and enforcement of this Note, including reasonable attorneys' fees and court costs.

         This Note is given in accordance with, and is subject to the terms and conditions of, a Secured Credit Agreement dated on or about the same date as this Note, between Lender and the undersigned (as may be amended or restated from time to time, the "Loan Agreement"). Any capitalized terms used in this Note but not defined in this Note have the same meanings as in the Loan Agreement. This Note is secured by, among other collateral, the Collateral granted Lender under and pursuant to the terms of the Loan Agreement and the other Loan Documents (as well as in all agreements and documents referred to or incorporated therein), and all other collateral granted to Lender by the undersigned at any time to secure any present or future obligation of




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any party to Lender. The failure to make any payment when due under this Note or the occurrence of any event of default under the Loan Agreement or any other
Loan Document is a default under this Note, and in any such events, the holder of this Note is entitled to accelerate the maturity of the debt evidenced by this Note and have all rights and remedies afforded by law or available under the Loan Agreement and the other Loan Documents.

         This Note may be prepaid in whole or in part at anytime without penalty.

         The undersigned, and all endorsers and guarantors, hereby severally waive valuation and appraisement, presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and expressly agree that the maturity of this Note, or any payment due under this Note, may be extended from time to time without in any way affecting the liability of the undersigned or said endorsers or guarantors.

         Payments of principal on this Note, and the rights of the holder hereof, are subordinate to Senior Indebtedness (as defined in the Subordination Agreement), and the rights of the holders thereof, to the extent specified in the Subordination Agreement.


























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         This Note, made in the State of Michigan is governed and construed according to the internal laws of Michigan, without regard to principles of conflicts of laws.


                                            JPE, INC.
                                            a Michigan corporation

                                            By: /s/ David L. Treadwell
                                                -----------------------------
                                            Name: David L. Treadwell
                                                  ---------------------------
                                            Title: Chairman & Chief Executive
                                                   Officer
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